EXECUTION VERSION 1 INCREMENTAL TERM LOAN AMENDMENT NO. 1 TO CREDIT AGREEMENT INCREMENTAL TERM LOAN AMENDMENT NO. 1, dated as of January 7, 2021 (this “Amendment”), among Energizer Holdings, Inc., a Missouri corporation (the “Borrower”), the other Loan Parties party hereto, the lenders party hereto, as 2021 Incremental Term Lenders (in such capacity, the “2021 Incremental Term Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent. WHEREAS, reference is hereby made to the Amended and Restated Credit Agreement, dated as of December 22, 2020 (as amended, restated, amended and restated, supplemented, extended, refinanced or otherwise modified prior to giving effect to this Amendment, the “Credit Agreement”), among the Borrower, the Lenders party thereto and JPMorgan Chase Bank, N.A., as Administrative Agent; WHEREAS, the Borrower, the Administrative Agent and the 2021 Incremental Term Lenders desire to amend the Credit Agreement pursuant to amendments authorized by Section 2.05(b) of the Credit Agreement to permit the borrowing of the 2021 Incremental Term Loans (as defined below); WHEREAS, the Borrower desires to obtain Incremental Term Loans (as defined in the Credit Agreement) in an aggregate principal amount of $650,000,000 (the “2021 Incremental Term Loans”); WHEREAS, the Borrower provided notice (the “2027 Notes Conditional Redemption Notice”) on December 8, 2020 to the Trustee (as defined below) in respect of its 7.750% Senior Notes Due 2027 (the “2027 Notes”) issued under that certain Indenture, dated as of January 28, 2019 (as amended, supplemented or otherwise modified prior to the date hereof, the “2027 Notes Indenture”), among the Borrower, as issuer, and The Bank of New York Mellon Trust Company, N.A., as trustee (the “Trustee”); WHEREAS, the proceeds of the 2021 Incremental Term Loans shall be used (i) to repay in full the 2027 Notes (together with accrued interest thereon), (ii) to pay fees and expenses incurred in connection with the foregoing and (iii) for general corporate purposes; and WHEREAS, the 2021 Incremental Term Lenders have agreed to provide the 2021 Incremental Term Loans in accordance with the terms and conditions set forth in this Amendment and in the Amended Credit Agreement (as hereinafter defined). NOW, THEREFORE, in consideration of the premises and agreements, provisions and covenants herein contained, the parties hereto agree as follows: Section 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein which is defined in the Amended Credit Agreement has the meaning assigned to such term in the Amended Credit Agreement. The rules of construction and other interpretive provisions specified in Article 1 of the Amended Credit Agreement shall apply to this Amendment, including terms defined in the preamble and recitals hereto. (b) As used in this Amendment, the following terms have the meanings specified below: “Amended Credit Agreement” means the Credit Agreement, as amended by this Amendment. “Amendment No. 1 Effective Date” has the meaning provided in Section 8 hereof. “2021 Incremental Term Loan Commitments” means, in the case of each 2021 Incremental Term Lender, the amount set forth opposite such 2021 Incremental Term Lender’s name on Schedule 1 to

2 this Amendment as such 2021 Incremental Term Lender’s “2021 Incremental Term Loan Commitment”. The aggregate principal amount of all 2021 Incremental Term Loan Commitments as of the Amendment No. 1 Effective Date is $650,000,000. Section 2. 2021 Incremental Term Loan. On the Amendment No. 1 Effective Date, subject to the terms and conditions set forth herein and in the Amended Credit Agreement, each of the 2021 Incremental Term Lenders jointly but not severally agrees to make an Incremental Term Loan to the Borrower in accordance with this Section 2 and the applicable provisions of the Amended Credit Agreement by delivering to the Administrative Agent immediately available funds in an amount equal to its 2021 Incremental Term Loan Commitment in effect on such date. Section 3. Amendment; Expiration of Commitments (a) Each of the parties hereto agrees that, effective on the Amendment No. 1 Effective Date, the Credit Agreement shall be amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the double-underlined text (indicated textually in the same manner as the following example: double- underlined text) as set forth in the pages of the Credit Agreement attached as Exhibit A hereto. (b) The 2021 Incremental Term Loan Commitments provided for hereunder shall terminate immediately upon the borrowing of the 2021 Incremental Term Loans pursuant to Section 2. Section 4. Effect of Amendment; Reaffirmation; Etc. Except as expressly set forth herein or in the Amended Credit Agreement, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of or otherwise affect the rights and remedies of the Lenders, the Administrative Agent or the Collateral Agent under the Credit Agreement or under any other Loan Document and shall not alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement or any other provision of the Credit Agreement or of any other Loan Document, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Without limiting the foregoing, (i) each Loan Party acknowledges and agrees that (A) each Loan Document to which it is a party is hereby confirmed and ratified and shall remain in full force and effect according to its respective terms (in the case of the Credit Agreement, as amended hereby) and (B) the Collateral Documents do, and all of the Collateral does, and in each case shall continue to, secure the payment of all Secured Obligations (as defined in the Collateral Agreement) on the terms and conditions set forth in the Collateral Documents, and hereby ratifies the security interests granted by it pursuant to the Collateral Documents and (ii) each Guarantor hereby confirms and ratifies its continuing unconditional obligations as Guarantor under the Collateral Agreement with respect to all of the Secured Obligations. On and as of the Amendment No. 1 Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereof”, “hereunder”, “herein” and “hereby” and each other similar reference, and each reference in any other Loan Document to “the Credit Agreement”, “thereof”, “thereunder”, “therein” or “thereby” or any other similar reference to the Credit Agreement shall refer to the Credit Agreement as amended hereby. Section 5. Representations of Loan Parties. Each of the Loan Parties hereby represents and warrants as of the date hereof: (a) there shall exist no Default or Unmatured Default; and (b) all of the representations in the Amended Credit Agreement are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” shall be true and correct in all respects) on and as of such date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except that any representation and warranty that is qualified as to “materiality” or “Material Adverse Effect” are true and correct in all respects) as of such earlier date.

3 Section 6. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. Section 7. Counterparts. This Amendment may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original but all of which when taken together shall constitute a single contract. Delivery of an executed signature page to this Amendment by facsimile or electronic transmission shall be as effective as delivery of a manually signed counterpart of this Amendment. Section 8. Effective Date. The 2021 Incremental Term Loan Commitments shall become effective and each 2021 Incremental Term Lender shall disburse the 2021 Incremental Term Loans to be made by it pursuant to Section 2 of this Amendment on the date (the “Amendment No. 1 Effective Date”) when each of the following conditions shall have been satisfied: (a) the Arrangers shall have received all fees and other amounts due and payable on or prior to such date including: (i) fees, disbursements and charges of counsel to such Arrangers under Section 10.07 of the Amended Credit Agreement, including to the extent invoiced, reimbursement or payment of all reasonable and documented out-of-pocket expenses required to be reimbursed or paid by the Borrower hereunder and (ii) all fees due and payable to such Arrangers on such date in connection with the 2021 Incremental Term Loans and the agreements of the 2021 Incremental Term Lenders and such Arrangers hereunder; (b) the conditions set forth in Section 5.02 of the Credit Agreement shall be satisfied on and as of the Amendment No. 1 Effective Date, both immediately prior to and immediately after giving effect to the transactions contemplated by this Amendment; (c) the Administrative Agent shall have received: (i) a duly executed Borrowing/Election Notice signed by an Authorized Officer of the Borrower with respect to the 2021 Incremental Term Loans; (ii) the written opinion of the Loan Parties’ counsel, addressed to the Administrative Agent and the 2021 Incremental Term Lenders, in substantially a form and containing assumptions and qualifications reasonably acceptable to the Administrative Agent and its counsel; (iii) copies of the Certificate of Incorporation (or other equivalent governing document) of each Loan Party, together with all amendments and a certificate of good standing, both certified by the appropriate governmental officer in its jurisdiction of incorporation; (iv) copies, certified by the Secretary or Assistant Secretary of each of the Loan Parties, of its By-Laws (or other equivalent governing document) and of its Board of Directors’ (or similar body) resolutions authorizing the execution of the Loan Documents entered into by it; (v) an incumbency certificate, executed by the Secretary or Assistant Secretary of each of the Loan Parties, which shall identify by name and title and bear the original or facsimile signature of the officers of the Loan Parties authorized to sign this Amendment and the officers of the Borrower authorized to make borrowings hereunder, upon which certificate the 2021 Incremental Term Lenders shall be entitled to rely until informed of any change in writing by the Borrower; and

4 (vi) a certificate in form and substance satisfactory to the Administrative Agent signed by an Authorized Officer of the Borrower and dated as of the Amendment No. 1 Effective Date, certifying as to the satisfaction of the condition set forth in Section 8(b) of this Amendment; (d) the Administrative Agent shall have received all documentation and other information with respect to the Borrower reasonably requested by the 2021 Incremental Term Lenders that is required for compliance with the Patriot Act or other “know your customer” and anti-money laundering rules and regulations (which requested information shall have been received at least five (5) Business Days prior to the Amendment No. 1 Effective Date to the extent requested by the Lenders at least ten (10) Business Days prior to the Amendment No. 1 Effective Date); and (e) substantially concurrently with the funding of the 2021 Incremental Term Loans on the Amendment No. 1 Effective Date, the Borrower shall provide written evidence to the Administrative Agent of its having notified the Trustee of the satisfaction of the conditions precedent to the redemption of the 2027 Notes set forth in the 2027 Notes Conditional Redemption Notice and the 2027 Notes Conditional Redemption Notice shall not have been rescinded, supplemented or otherwise modified. Section 9. Miscellaneous. For the avoidance of doubt, (i) this Amendment constitutes a Loan Document, (ii) for purposes of the Amended Credit Agreement and the other Loan Documents, (A) the 2021 Incremental Term Loans constitute Loans, Term Loans and Incremental Term Loans, (B) the 2021 Incremental Term Loan Commitments constitute Commitments and Incremental Term Commitments and (C) the 2021 Incremental Term Lenders constitute Lenders, Term Lenders and Incremental Lenders, (iii) in entering this Amendment, each 2021 Incremental Term Lender is acting as a Lender for the purposes of the Amended Credit Agreement and the other Loan Documents and (iv) following the incurrence of the 2021 Incremental Term Loans, the 2021 Incremental Term Loans will be fungible, and constitute a single Class of Term Loans, with the initial Term Loans incurred on December 22, 2020 due and owing under the Amended Credit Agreement and will be subject to the Credit Agreement as amended by this Amendment. Sections 10.07 and 10.13(d) of the Credit Agreement are hereby incorporated by reference and shall apply mutatis mutandis as if this Amendment were the Credit Agreement. [SIGNATURE PAGES FOLLOW]

[Signature Page to Incremental Term Loan Amendment] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written. ENERGIZER HOLDINGS, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER INVESTMENT COMPANY By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER BRANDS, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER MANUFACTURING, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER INTERNATIONAL, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller

[Signature Page to Incremental Term Loan Amendment] ENERGIZER BRANDS II HOLDING LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller AMERICAN COVERS, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller CALIFORNIA SCENTS, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ASSOCIATED PRODUCTS, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER AUTO BRANDS, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER AUTO SALES, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller

[Signature Page to Incremental Term Loan Amendment] ENERGIZER AUTO MANUFACTURING, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER AUTO, INC. By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER INTERNATIONAL HOLDINGS, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller ENERGIZER INTERNATIONAL SUB, LLC By: /s/ John J. Drabik Name: John J. Drabik Title: Senior Vice President, Corporate Controller

[Signature Page to Incremental Term Loan Amendment (2021)] JPMORGAN CHASE BANK, N.A., as Administrative Agent, 2021 Incremental Term Lender By: /s/ Eric B. Bergeson Name: Eric B. Bergeson Title: Authorized Officer

Schedule 1 2021 Incremental Term Loan Commitments Lender 2021 Incremental Term Commitment JPMorgan Chase Bank, N.A. $650,000,000 Total $650,000,000

Exhibit A [Amendments to Credit Agreement attached]

EXHIBIT A EXECUTION VERSION CUSIP: [___] J.P.Morgan AMENDED AND RESTATED CREDIT AGREEMENT Dated as of December 22, 2020 among ENERGIZER HOLDINGS, INC., as Borrower THE INSTITUTIONS FROM TIME TO TIME PARTIES HERETO AS LENDERS JPMORGAN CHASE BANK, N.A., as Administrative Agent BANK OF AMERICA, N.A and CITIBANK, N.A., as Co-Syndication Agents and BARCLAYS BANK PLC, MUFG BANK, LTD., STANDARD CHARTERED BANK and TD SECURITIES (USA) LLC, as Co-Documentation Agents ____________________________________________________ JPMORGAN CHASE BANK, N.A., BARCLAYS BANK PLC, BofA SECURITIES, INC. CITIBANK, N.A. and MUFG BANK, LTD., as Joint Lead Arrangers and Joint Bookrunners 602756140.3 #93952955v3

TABLE OF CONTENTS PAGE ARTICLE 1 Definitions 1 Section 1.01 Certain Defined Terms 1 Section 1.02 References 5255 Section 1.03 Classification of Loans and Advances 5255 Section 1.04 Terms Generally 5255 Section 1.05 Accounting Terms; GAAP 5355 Section 1.06 Interest Rates; LIBOR Notification 5456 Section 1.07 Divisions. 5457 ARTICLE 2 Amount and Terms of Credit 5457 Section 2.01 The Commitments 5457 Section 2.02 Swing Line Loans 5558 Section 2.03 Rate Options for all Advances; Maximum Interest Periods 5760 Section 2.04 Prepayment of Loans 5760 Section 2.05 Reduction of Revolving Loan Commitments; Expansion Option 6063 Section 2.06 Method of Borrowing 6467 Section 2.07 Method of Selecting Types and Interest Periods for Advances 6467 Section 2.08 Minimum Amount of Each Advance 6568 Section 2.09 Method of Selecting Types and Interest Periods for Conversion and Continuation of Advances 6568 Section 2.10 Default Rate 6568 Section 2.11 Method of Payment 6669 Section 2.12 Evidence of Debt; Noteless Agreement 6669 Section 2.13 Telephonic Notices 6770 Section 2.14 Promise to Pay; Interest and Commitment Fees; Interest Payment Dates; Interest and Fee Basis; Loan and Control Accounts. 6770 Section 2.15 Notification of Advances, Interest Rates, Prepayments and Aggregate Revolving Loan Commitment Reductions 6871 Section 2.16 Lending Installations 6872 Section 2.17 Non-Receipt of Funds by the Administrative Agent 6972 Section 2.18 Maturity Date 6972 Section 2.19 Replacement of Certain Lenders 6972 Section 2.20 Extension Offers 7073 Section 2.21 Repayment of Term Loans 7174 Section 2.22 Refinancing Facilities 7174 Section 2.23 MIRE Events 7376 i 602756140.3 #93952955v3

ARTICLE 3 The Letter of Credit Facility 7377 Section 3.01 Obligation to Issue Letters of Credit 7377 Section 3.02 [Reserved] 7477 Section 3.03 Types and Amounts 7477 Section 3.04 Conditions 7477 Section 3.05 Procedure for Issuance of Letters of Credit 7478 Section 3.06 Letter of Credit Participation 7578 Section 3.07 Reimbursement Obligation 7579 Section 3.08 Letter of Credit Fees 7679 Section 3.09 Issuing Bank Reporting Requirements 7680 Section 3.10 Indemnification; Exoneration 7680 Section 3.11 Cash Collateral 7881 ARTICLE 4 Yield Protection; Taxes 7882 Section 4.01 Yield Protection 7882 Section 4.02 Changes in Capital Adequacy Regulations 7983 Section 4.03 Alternate Rate of Interest 8083 Section 4.04 Funding Indemnification 8285 Section 4.05 Taxes 8286 Section 4.06 Lender Statements; Survival of Indemnity 8690 ARTICLE 5 Conditions Precedent 8690 Section 5.01 Closing Date 8690 Section 5.02 Each Advance and Letters of Credit After the Closing Date 8790 ARTICLE 6 Representations and Warranties 8791 Section 6.01 Organization; Corporate Powers 8791 Section 6.02 Authority 8891 Section 6.03 No Conflict; Governmental Consents 8892 Section 6.04 Financial Statements 8992 Section 6.05 No Material Adverse Change 8993 Section 6.06 Taxes 8993 Section 6.07 Litigation; Loss Contingencies and Violations 8993 Section 6.08 Subsidiaries 9093 Section 6.09 ERISA. 9094 Section 6.10 Accuracy of Information 9194 Section 6.11 Securities Activities 9195 Section 6.12 [Reserved] 9195 Section 6.13 Compliance with Laws; No Default. 9195 Section 6.14 Assets and Properties 9195 Section 6.15 Statutory Indebtedness Restrictions 9296 ii 602756140.3 #93952955v3

Section 6.16 Insurance 9296 Section 6.17 Labor Matters 9296 Section 6.18 Environmental Matters 9296 Section 6.19 Solvency 9397 Section 6.20 [Reserved] 9397 Section 6.21 Collateral Matters 9397 Section 6.22 Use of Proceeds 9498 Section 6.23 Brokers 9498 Section 6.24 Patriot Act 9498 Section 6.25 Status as Senior Obligations 9498 Section 6.26 Beneficial Ownership. 9498 ARTICLE 7 Covenants 9599 Section 7.01 Reporting 9599 Section 7.02 Affirmative Covenants 98102 Section 7.03 Negative Covenants 102106 Section 7.04 Financial Covenant 115120 ARTICLE 8 Defaults 116120 Section 8.01 Defaults 116120 ARTICLE 9 Acceleration, Defaulting Lenders; Waivers, Amendments and Remedies 118123 Section 9.01 Termination of Commitments; Acceleration 118123 Section 9.02 Defaulting Lender 119124 Section 9.03 Waivers; Amendments 120125 Section 9.04 Preservation of Rights 123128 ARTICLE 10 General Provisions 124129 Section 10.01 Survival of Representations 124129 Section 10.02 Governmental Regulation 124129 Section 10.03 Performance of Obligations 124129 Section 10.04 Headings 124129 Section 10.05 Entire Agreement 124129 Section 10.06 Several Obligations; Benefits of this Agreement 125130 Section 10.07 Expenses; Indemnification 125130 Section 10.08 Numbers of Documents 127132 Section 10.09 [Reserved.] 127132 Section 10.10 Severability of Provisions 127132 Section 10.11 Nonliability of Lenders 127132 Section 10.12 GOVERNING LAW 127133 Section 10.13 CONSENT TO JURISDICTION; JURY TRIAL 127133 Section 10.14 Release of Liens and Guarantees 129134 iii 602756140.3 #93952955v3

Section 10.15 Interest Rate Limitation 129134 Section 10.16 Acknowledgement and Consent to Bail-In of Affected Financial Institutions 129135 Section 10.17 Acknowledgement Regarding Any Supported QFCs. 130135 ARTICLE 11 The Administrative Agent 130136 Section 11.01 Appointment and Authorization 130136 Section 11.02 Administrative Agent and Affiliates 133138 Section 11.03 Administrative Agent’s Reliance, Indemnification, Etc. 133139 Section 11.04 Posting of Communications 134140 Section 11.05 Successor Agent 136141 Section 11.06 Credit Decision 137142 Section 11.07 Administrative Agent, Arrangers, Co-Syndication Agents, Co-Documentation Agents 137143 Section 11.08 Collateral Matters 137143 Section 11.09 Credit Bidding 138143 ARTICLE 12 Setoff; Ratable Payments 139145 Section 12.01 Setoff 139145 Section 12.02 Ratable Payments 139145 Section 12.03 Application of Payments 140145 Section 12.04 Relations Among Lenders 141146 Section 12.05 Lender ERISA Representations and Covenants 141146 ARTICLE 13 Benefit of Agreement; Assignments; Participations 143149 Section 13.01 Successors and Assigns 143149 Section 13.02 Participations 144149 Section 13.03 Assignments 144150 Section 13.04 Confidentiality 148153 Section 13.05 Dissemination of Information 148154 ARTICLE 14 Notices 149154 Section 14.01 Giving Notice 149154 Section 14.02 Change of Address 150155 ARTICLE 15 Counterparts 150156 ARTICLE 16 USA Patriot Act 150156 iv 602756140.3 #93952955v3

AMENDED AND RESTATED CREDIT AGREEMENT This Amended and Restated Credit Agreement (the “Credit Agreement”) dated as of December 22, 2020 is entered into among ENERGIZER HOLDINGS, INC., a Missouri corporation, the institutions from time to time parties hereto as Lenders and JPMORGAN CHASE BANK, N.A., in its capacity as Administrative Agent. RECITALS WHEREAS, reference is made to that certain Credit Agreement dated as of December 17, 2018 (as amended by that certain Amendment No. 1, dated as of June 10, 2019, as further amended by that certain Incremental Term Loan Amendment and Refinancing Amendment No. 2, dated as of December 27, 2019 and further amended by that certain Amendment No. 3, dated as of April 24, 2020 and as further amended, amended and restated, supplemented, extended, refinanced or otherwise modified prior to the date hereof, the “Existing Credit Agreement”), entered into among Energizer Gamma Acquisition, Inc., a Missouri corporation, as the initial borrower, the institutions from time to time parties thereto as Lenders and the Administrative Agent (as defined below). WHEREAS, the parties hereto wish to amend and restate the Existing Credit Agreement to make certain amendments and modifications as more fully set forth herein. NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the parties hereto hereby agree as follows: ARTICLE 1 DEFINITIONS Section 1.01 Certain Defined Terms. In addition to the terms defined above, the following terms used in this Agreement shall have the following meanings, applicable both to the singular and the plural forms of the terms defined. As used in this Agreement: “2021 Incremental Term Loan Amendment No. 1” means the Incremental Term Loan Amendment No. 1, dated as of January 7, 2021, by and among the Borrower, the other Loan Parties party thereto, the Lenders party thereto and the Administrative Agent. “2021 Incremental Effective Date” means “Amendment No. 1 Effective Date” as defined in the 2021 Incremental Term Loan Amendment No. 1. “2021 Incremental Term Lender” means each financial institution listed on Schedule 1 to the 2021 Incremental Term Loan Amendment No. 1 (other than any such person that has ceased to be a party hereto pursuant to an Assignment and Assumption in accordance with Section 13.03), as well as any person that becomes a “2021 Incremental Term Lender” hereunder pursuant to Section 13.03. 1 602756140.3 #93952955v3

“2021 Incremental Term Loans” means the term loans made by the 2021 Incremental Term Lenders to the Borrower pursuant to Section 2.05(b). For the avoidance of doubt, the 2021 Incremental Term Loans shall constitute “Incremental Term Loans” and “Term Loans” for all purposes of this Agreement and the other Loan Documents. “2021 Incremental Term Loan Commitment” means, with respect to each Lender, the commitment of such Lender to make 2021 Incremental Term Loans hereunder on the 2021 Incremental Effective Date. The amount of each Lender’s 2021 Incremental Term Loan Commitment as of the 2021 Incremental Effective Date is set forth on Schedule 1 to the 2021 Incremental Term Loan Amendment No. 1. The aggregate principal amount of the 2021 Incremental Term Loan Commitments as of the 2021 Incremental Effective Date is $650,000,000. “2027 Notes Conditional Redemption Notice” has the meaning assigned to such term in the Amendment and Restatement Agreement. “2027 Notes Redemption Basket” is defined in Section 2.05(b)(i) hereof. “Administrative Agent” means JPMorgan in its capacity as contractual representative for itself and the Lenders pursuant to Article 11 hereof and any successor Administrative Agent appointed pursuant to Article 11 hereof. “Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent. “Advance” means a borrowing hereunder consisting of the aggregate amount of the several Loans made by the Lenders to the Borrower of the same Class and Type and, in the case of Eurodollar Rate Loans, for the same Interest Period. “Affected Financial Institution” means (a) any EEA Financial Institution or (b) any UK Financial Institution. “Affected Lender” is defined in Section 2.19 hereof. “Affiliate” of any Person means any other Person directly or indirectly controlling, controlled by or under common control with such Person. A Person shall be deemed to control another Person if the controlling Person is the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of greater than ten percent (10.0%) of any class of voting securities (or other voting interests) of the controlled Person or possesses, directly or indirectly, the power to direct or cause the direction of the management or policies of the controlled Person, whether through ownership of Capital Stock, by contract or otherwise. “Aggregate Revolving Loan Commitment” means the aggregate of the Revolving Loan Commitments of all the Revolving Lenders, as may be reduced or increased from time to time pursuant to the terms hereof. The initial Aggregate Revolving Loan Commitment is Four Hundred Million and 00/100 Dollars ($400,000,000.00). 2 602756140.3 #93952955v3

“Aggregate Term Loan Commitment” means the aggregate of the Term Loan Commitments of all the Term Lenders, as may be reduced or increased from time to time pursuant to the terms hereof. The initial Aggregate Term Loan Commitment as of the Closing Date is Five Hundred and Fifty Million and 00/100 Dollars ($550,000,000.00). “Agreement” means this Credit Agreement, as it may be amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time. “All-in Yield” means, as to any Indebtedness, the effective interest rate with respect thereto as reasonably determined by the Administrative Agent in consultation with the Borrower, taking into account the interest rate, margin, original issue discount, upfront fees and “LIBOR floors” or “base rate floors”; provided that (i) original issue discount and upfront fees shall be equated to interest rate assuming a four-year life to maturity of such Indebtedness, (ii) customary arrangement, structuring, underwriting, amendment or commitment fees paid solely to the applicable arrangers or agents with respect to such Indebtedness shall be excluded and (iii) for the purpose of Section 2.05(b)(iii), if the “LIBOR floor” or “base rate floor” for any Incremental Term Loan exceeds 100 basis points or 200 basis points, respectively, such excess shall be equated to interest rate margins for the purpose of this definition. “Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the NYFRB Rate in effect on such day plus ½ of 1.0% and (c) the Eurodollar Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1.0%, provided that for the purpose of this definition, the Eurodollar Rate for any day shall be based on the LIBO Screen Rate (or if the LIBO Screen Rate is not available for such one month Interest Period, the Interpolated Rate) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate shall be effective from and including the effective date of such change in the Prime Rate, the NYFRB Rate or the Eurodollar Rate, respectively. If the Alternate Base Rate is being used as an alternate rate of interest pursuant to Section 4.03 hereof (for the avoidance of doubt, only until the Benchmark Replacement has been determined pursuant to Section 4.03(b)), then the Alternate Base Rate shall be the greater of clauses (a) and (b) above and shall be determined without reference to clause (c) above. For the avoidance of doubt, if the Alternate Base Rate as determined pursuant to the foregoing would be less than 1.00%, such rate shall be deemed to be 1.00% for purposes of this Agreement. “Amendment and Restatement Agreement” means that certain Amendment and Restatement Agreement, dated as of the date hereof, between the Borrower, the other Loan Parties party thereto, the lenders party thereto and the Administrative Agent. “Anti-Corruption Laws” means all laws, rules, and regulations of any jurisdiction applicable to the Borrower and its Restricted Subsidiaries from time to time concerning or relating to bribery or corruption of public offices, including, without limitation, the U.S. Foreign Corrupt Practices Act, as amended. 3 602756140.3 #93952955v3 directors of the Borrower on the first day of such period, or whose election or nomination for election was so approved; (iii) other than as a result of a transaction not prohibited under the terms of this Agreement, the Borrower (a) shall cease to own, of record and beneficially, with sole voting and dispositive power, 100.0% of the outstanding shares of Capital Stock of each of the Subsidiary Guarantors or (b) shall cease to have the power, directly or indirectly, to elect all of the members of the Board of Directors of each of the Subsidiary Guarantors; or (iv) the Borrower consolidates with or merges into another corporation or conveys, transfers or leases all or substantially all of its property to any Person, or any corporation consolidates with or merges into the Borrower, in either event pursuant to a transaction in which the outstanding Capital Stock of the Borrower is reclassified or changed into or exchanged for cash, securities or other property. “Charge” is defined in Section 10.15. “Class” when used in reference to (a) any Loan or Advance, refers to whether such Loan, or the Loans comprising such Advance, are Revolving Loans or Term Loans, (b) any Commitment, refers to whether such Commitment is a Revolving Loan Commitment or Term Loan Commitment and (c) any Lender, refers to whether such Lender has a Loan or Commitment with respect to a particular Class of Loans or Commitments. “Closing Date” means December 22, 2020. “Closing Date Term Loan Commitment” has the meaning assigned to such term in the definition of “Term Loan Commitment”. “Co-Documentation Agents” means Barclays Bank PLC (and its successors), MUFG Bank, Ltd. (and its successors), Standard Chartered Bank (and its successors) and TD Securities (USA) LLC, each in their respective capacities as co-documentation agent for the loan transactions evidenced by this Agreement. “Co-Syndication Agents” Bank of America, N.A. (and its successors) and Citibank, N.A., each in their respective capacities as co-syndication agent for the loan transactions evidenced by this Agreement. “Code” means the Internal Revenue Code of 1986, as amended. “Collateral” means any and all assets, whether real or personal, tangible or intangible, on which Liens are granted or purported to be granted pursuant to the Collateral Documents as security for the Secured Obligations. “Collateral Agreement” means the Guarantee and Collateral Agreement among the Borrower, the other Loan Parties and the Administrative Agent, substantially in the form of Exhibit J, together with all supplements thereto. 14 602756140.3 #93952955v3 statements of the Borrower and ended more than 40 days prior to the Closing Date which financial statements under this clause (ii)(A) shall have been prepared in accordance with U.S. GAAP and Regulation S-X, and (B) [reserved]. “Immaterial Subsidiary” means, at any date of determination, any Restricted Subsidiary that, at the last day of the most recently ended fiscal quarter of the Borrower for which financial statements have theretofore been most recently delivered pursuant to Section 7.01(a) accounted for less than (x) 2.5% of Consolidated Assets at such date and (y) less than 2.5% of the consolidated revenues of the Borrower and its Restricted Subsidiaries for the most recent four fiscal quarter period ending on or prior to such date; provided that, notwithstanding the above, “Immaterial Subsidiary” shall exclude any of the Borrower’s Restricted Subsidiaries designated in writing to the Administrative Agent, by a responsible officer of the Borrower (which the Borrower shall be required to designate (and hereby undertakes to designate) to the extent necessary to ensure that Immaterial Subsidiaries, in the aggregate, accounted for, at the last day of any fiscal quarter of the Borrower for which financial statements have theretofore been most recently delivered pursuant to Section 7.01(a) less than 10.0% of Consolidated Assets at such date and less than 10.0% of consolidated revenues of the Borrower and its Restricted Subsidiaries for the four fiscal quarter period ending on such date. “Impacted Interest Period” is defined in the definition of “Eurodollar Base Rate.” “Increasing Lender” is defined in Section 2.05(b). “Increasing Lender Supplement” is defined in Section 2.05(b). “Incremental Lender” means a Lender with an Incremental Term Commitment or an outstanding Incremental Term Loan. “Incremental Term Commitment” means, with respect to any Lender, the commitment, if any, of such Lender, established pursuant an Incremental Term Loan Amendment and Section 2.05(b), to make Incremental Term Loans hereunder, expressed as an amount representing the maximum principal amount of the Incremental Term Loans to be made by such Lender. “Incremental Term Loan” means a Loan made by an Incremental Lender to the Borrower pursuant to Section 2.05(b). “Incremental Term Loan Amendment” is defined in Section 2.05(b). “Incremental Term Maturity Date” means, with respect to Incremental Term Loans (other than the 2021 Incremental Term Loans), the scheduled date on which such Incremental Term Loans shall become due and payable in full hereunder, as specified in the applicable Incremental Term Loan Amendment. “Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of 32 602756140.3 #93952955v3

Interest Period shall end on (but exclude) the day which corresponds numerically to such date one, two, three or six months (or twelve months) thereafter; provided, however, that if there is no such numerically corresponding day in such next, second, third, sixth (or twelfth) succeeding month, such Interest Period shall end on the last Business Day of such next, second, third, sixth (or twelfth) succeeding month. If an Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next succeeding Business Day, provided, however, that (x) if said next succeeding Business Day falls in a new calendar month, such Interest Period shall end on the immediately preceding Business Day. and (y) the initial Interest Period with respect to the 2021 Incremental Term Loans borrowed on the 2021 Incremental Effective Date shall commence on the 2021 Incremental Effective Date and shall end on the last day of the then current Interest Period for the Term Loans made on the Closing Date that were then outstanding. “Interpolated Rate” means, at any time, for any Interest Period, the rate per annum (rounded to the same number of decimal places as the LIBO Screen Rate) determined by the Administrative Agent (which determination shall be conclusive and binding absent manifest error) to be equal to the rate that results from interpolating on a linear basis between: (a) the LIBO Screen Rate for the longest period for which the LIBO Screen Rate is available) that is shorter than the Impacted Interest Period; and (b) the LIBO Screen Rate for the shortest period (for which that LIBO Screen Rate is available) that exceeds the Impacted Interest Period, in each case, at such time. “Investment” means, with respect to any Person, (i) any purchase or other acquisition by that Person of any Indebtedness, Equity Interests or other securities, or of a beneficial interest in any Indebtedness, Equity Interests or other securities, issued by any other Person, (ii) any purchase by that Person of all or substantially all of the assets of a business conducted by another Person, and (iii) any loan, advance (other than deposits with financial institutions available for withdrawal on demand, prepaid expenses, accounts receivable, advances to employees and similar items made or incurred in the ordinary course of business) or capital contribution by that Person to any other Person, including all Indebtedness to such Person arising from a sale of property by such Person other than in the ordinary course of its business. “IP Security Agreement” is defined in the Collateral Agreement. “IRS” means the United States Internal Revenue Service. “ISDA Definitions” means the 2006 ISDA Definitions published by the International Swaps and Derivatives Association, Inc. or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time by the International Swaps and Derivatives Association, Inc. or such successor thereto. “Issuing Bank(s)” means (i) each of JPMorgan, Barclays Bank PLC, Bank of America, N.A., Citigroup Global Markets Inc., MUFG Bank, Ltd. and T.D. Bank, N.A., in their respective capacities as an issuer of Letters of Credit pursuant to Section 3.01 hereunder with respect to each Letter of Credit issued or deemed issued by it upon the Borrower’s request and (ii) any other Lender reasonably acceptable to the Administrative Agent in consultation with the Borrower, in such 34 602756140.3 #93952955v3

Lender’s separate capacity as an issuer of Letters of Credit pursuant to Section 3.01 hereunder with respect to any and all Letters of Credit issued by such Lender in its sole discretion upon the Borrower’s request. “JPMorgan” means JPMorgan Chase Bank, N.A., in its individual capacity, and its successors. “Junior Lien Intercreditor Agreement” means an intercreditor agreement in form and substance reasonably satisfactory to the Administrative Agent between the Administrative Agent and one or more collateral agents or representatives for the holders of Indebtedness that is secured by a Lien on the Collateral ranking junior to the Liens of the Loan Documents. “Known Affiliates” of any Person means, as to such Person (the “Specified Person”), known affiliates clearly identifiable solely by the similarity of name, but excluding any affiliate that is a bona fide debt fund or investment vehicle that is primarily engaged in, or that advises funds or other investment vehicles that are engaged in, making, purchasing, holding or otherwise investing in commercial loans, bonds or similar extensions of credit or securities in the ordinary course and with respect to which such Specified Person does not, directly or indirectly, possess the power to direct or cause the direction of the investment policies of such entity. “L/C Documents” is defined in Section 3.04 hereof. “L/C Draft” means a draft drawn on an Issuing Bank pursuant to a Letter of Credit. “L/C Interest” is defined in Section 3.06 hereof. “L/C Obligations” means, without duplication, an amount equal to the sum of (i) the aggregate of the amount then available for drawing under each of the Letters of Credit, (ii) the face amount of all outstanding L/C Drafts corresponding to the Letters of Credit, which L/C Drafts have been accepted by an Issuing Bank, (iii) the aggregate outstanding amount of all Reimbursement Obligations at such time and (iv) the aggregate face amount of all Letters of Credit requested by the Borrower but not yet issued (unless the request for an unissued Letter of Credit has been denied). The L/C Obligations of any Lender at any time shall be its Pro Rata Share of the total L/C Obligations at such time. “Lender Parent” means, with respect to any Lender, any Person as to which such Lender is, directly or indirectly, a subsidiary. “Lenders” means the lending institutions listed on the signature pages of this Agreement or, any Incremental Term Loan Amendment, Increasing Lender Supplement or Augmenting Lender Supplement and, as the context requires, any Issuing Bank, and their respective successors and assigns. “Lending Installation” means, with respect to a Lender or the Administrative Agent, any office, branch, subsidiary or affiliate of such Lender or the Administrative Agent. 35 602756140.3 #93952955v3

“Loan Documents” means this Agreement, including the schedules and exhibits hereto, the Collateral Agreement, the other Collateral Documents, any Assignment and Assumption, any Increasing Lender Supplement, any Augmenting Lender Supplement, any Incremental Term Loan Amendment, (including the 2021 Incremental Term Loan Amendment No. 1), any promissory notes issued pursuant to Section 2.12, the L/C Documents and all other documents, instruments and agreements executed in connection therewith or contemplated thereby, as the same may be amended, restated, supplemented or otherwise modified and in effect from time to time. “Loan Parties” means, collectively, the Borrower and the Subsidiary Guarantors. “Majority in Interest” when used in reference to Lenders of any Class, means, at any time, Lenders holding outstanding Loans of such Class representing more than 50.0% of all Loans of such Class outstanding at such time. “Margin Stock” means margin stock within the meaning of Regulations T, U and X, as applicable. “Material Acquisitions” means an acquisition or similar investment where the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $150,000,000. “Material Adverse Effect” means (a) a material adverse change in, or a material adverse effect upon, the operations, business, properties or financial condition of the Borrower and its Restricted Subsidiaries taken as a whole; (b) a material impairment of the rights and remedies of the Administrative Agent, the Issuing Banks or any Lender under the Loan Documents, or of the ability of the Loan Parties to perform their Obligations under the Loan Documents; or (c) a material adverse effect upon the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party. “Material Disposition” means a disposition where the aggregate consideration therefor (including Indebtedness assumed by the transferee in connection therewith, all obligations in respect of deferred purchase price (including obligations under any purchase price adjustment but excluding earnout or similar payments) and all other consideration payable in connection therewith) exceeds $150,000,000. “Material Indebtedness” means Indebtedness (other than the Loans and Guarantees under the Loan Documents), or obligations in respect of one or more Swap Agreements, of any one or more of the Borrower and its Restricted Subsidiaries in an aggregate principal amount exceeding $50,000,000. For purposes of determining Material Indebtedness, the “principal amount” of the obligations of the Borrower or any Restricted Subsidiary in respect of any Swap Agreement at any time shall be the maximum aggregate amount (giving effect to any netting agreements) that the Borrower or such Restricted Subsidiary would be required to pay if such Swap Agreement were terminated at such time. 37 602756140.3 #93952955v3

“Term Lender” means at any time, a Lender with an outstanding Term Loan or Term Loan Commitment at such time. “Term Loan” means an Advance made by any Term Lender under the Term Facility (including, for the avoidance of doubt, the Term Loan Advances made by the Term Lenders on (x) the Closing Date and (y) the 2021 Incremental Effective Date). “Term Loan Commitment” means for each Term Lender, the obligation of such Term Lender to make Term Loans not exceeding the amount set forth on Schedule 2.01 to this Agreement opposite its name thereon under the heading “Term Loan Commitment” (the “Closing Date Term Loan Commitment”) or in the Assignment and Assumption or Incremental Term Loan Amendment (including the 2021 Incremental Term Loan Amendment No. 1) by which it became a Term Lender, in each case, as such amount may be modified from time to time pursuant to the terms of this Agreement or to give effect to any applicable Assignment and Assumption or Incremental Term Loan Amendment. “Term Loan Maturity Date” means the earlier to occur of (x) the date that is seven years after the Closing Date, as such date may be extended pursuant to Section 2.20 and (y) the Termination Date. “Term SOFR” means, for the applicable Corresponding Tenor as of the applicable Reference Time, the forward-looking term rate based on SOFR that has been selected or recommended by the Relevant Governmental Body. “Term SOFR Notice” means a notification by the Administrative Agent to the Lenders and the Borrower of the occurrence of a Term SOFR Transition Event. “Term SOFR Transition Event” means the reasonable determination by the Administrative Agent that (a) Term SOFR has been recommended for use by the Relevant Governmental Body, (b) the administration of Term SOFR is administratively feasible for the Administrative Agent and (c) a Benchmark Transition Event or an Early Opt-in Election, as applicable, has previously occurred resulting in a Benchmark Replacement in accordance with Section 4.03 that is not Term SOFR. “Term Yield Differential” is defined in Section 2.05(b)(iii) hereof. “Termination Date” is defined in Section 2.04(c). “Termination Event” means (i) a Reportable Event with respect to any Benefit Plan; (ii) the withdrawal of the Borrower or any member of the Controlled Group from a Benefit Plan during a plan year in which the Borrower or such Controlled Group member was a “substantial employer” as defined in Section 4001(a)(2) of ERISA with respect to such plan; (iii) the imposition of an obligation under Section 4041 of ERISA to provide affected parties written notice of intent to terminate a Benefit Plan in a distress termination described in Section 4041(c) of ERISA; (iv) the institution by the PBGC or any foreign governmental authority of proceedings to terminate or appoint a trustee to administer a Benefit Plan or Foreign Pension Plan; (v) any event or condition 53 602756140.3 #93952955v3

ARTICLE 2 AMOUNT AND TERMS OF CREDIT Section 2.01 The Commitments. (a) Upon the satisfaction of the conditions precedent set forth in Sections 5.01 and 5.02, as applicable, from and including the Closing Date and prior to the Revolving Loan Termination Date, each Revolving Lender severally and not jointly agrees, on the terms and conditions set forth in this Agreement, to make revolving loans to the Borrower from time to time, in Dollars, in an amount not to exceed such Revolving Lender’s Pro Rata Share of Revolving Credit Availability at such time (each such loan, together with any loans made pursuant to a Revolving Loan Increase and Extended Revolving Loans, the “Revolving Loans”); provided, however, at no time shall the Revolving Credit Obligations exceed the Aggregate Revolving Loan Commitment. Subject to the terms of this Agreement, the Borrower may borrow, repay and reborrow Revolving Loans at any time prior to the Revolving Loan Termination Date. (b) [Reserved.] (c) Upon the satisfaction of the conditions precedent set forth in Section 5.01, each Term Lender severally agrees to make a single term loan (each individually, a “Term Loan” and, collectively, the “Term Loans”) to the Borrower on the Closing Date in an aggregate principal amount not to exceed such Term Lender's Closing Date Term Loan Commitment, which Term Loans (x) shall be denominated in Dollars and (y) shall, at the option of the Borrower and subject to clause (d) below and Section 4.03, be incurred and maintained as, and/or converted into, Floating Rate Loans or Eurodollar Rate Loans. Amounts repaid or prepaid in respect of the Term Loans may not be reborrowed. Upon the funding of the Term Loans on the Closing Date, the Closing Date Term Loan Commitments shall terminate. Upon the funding of the 2021 Incremental Term Loans on the 2021 Incremental Effective Date, the 2021 Incremental Term Loan Commitments shall terminate. (d) [Reserved.] (e) Subject to Section 4.03, Revolving Loans made after the Closing Date shall be, at the option of the Borrower, selected in accordance with Section 2.09, either Floating Rate Loans or Eurodollar Rate Loans. (f) On the Maturity Date, the Borrower shall repay in full the outstanding principal balance of the Loans. Each Advance under this Section 2.01 shall consist of Loans made by each applicable Lender ratably in proportion to such Lender’s respective Pro Rata Share of such Advance. (g) Borrowing/Election Notice; Making of Loans. The Borrower, with respect to any Loan, shall deliver to the Administrative Agent a Borrowing/Election Notice, signed by it, in accordance with the terms of Section 2.07. Promptly after receipt of a Borrowing/Election Notice under Section 2.07 in respect of Loans, the Administrative Agent shall notify each Lender of the applicable Class by facsimile, or other similar form of transmission, of the requested Loan. Each applicable 58 602756140.3 #93952955v3

Increase (including the Applicable Margin thereon) shall be identical to the terms of the Revolving Facility. Section 2.06 Method of Borrowing. Not later than 2:00 p.m. (Chicago time) on each Borrowing Date, each applicable Lender shall make available its Pro Rata Share of each such Advance, in immediately available funds, to the Administrative Agent at its address specified pursuant to Article 14. The Administrative Agent will promptly make the funds so received from the Lenders available to the Borrower at the Administrative Agent’s aforesaid address. Section 2.07 Method of Selecting Types and Interest Periods for Advances. The Borrower shall select the Type and Class of Advance and, in the case of each Advance of Eurodollar Rate Loans, the Interest Period applicable to each Advance from time to time. The Borrower shall give the Administrative Agent irrevocable notice in substantially the form of Exhibit B hereto (a “Borrowing/Election Notice”) not later than 11:00 a.m. (Chicago time) (a) on or before the Borrowing Date of each Advance of Floating Rate Loans and (b) three (3) Business Days before the Borrowing Date for each Advance of Eurodollar Rate Loans specifying: (i) the Borrowing Date (which shall be a Business Day) of such Advance; (ii) the aggregate amount of such Advance; (iii) the Type and Class of Advance selected; and (iv) in the case of each Advance of Eurodollar Rate Loans, the Interest Period applicable thereto; provided, however, that with respect to the borrowing on the Closing Date, such notice shall be delivered in accordance with the terms of Section 2.01(c) and shall be accompanied by the documentation specified in such Section, if applicable; provided further, that the initial Interest Period of the 2021 Incremental Term Loans shall be determined in accordance with the definition of “Interest Period”. The Borrower shall select Interest Periods so that, to the best of the Borrower’s knowledge, it will not be necessary to prepay all or any portion of any Advance of Eurodollar Rate Loans prior to the last day of the applicable Interest Period in order to make mandatory prepayments as required pursuant to the terms hereof. Each Advance of Floating Rate Loans and all Obligations other than Loans shall bear interest from and including the date of the making of such Advance, in the case of Advances of Floating Rate Loans, and the date such Obligation is due and owing in the case of such other Obligations, to (but not including) the date of repayment thereof at the Alternate Base Rate, changing when and as such Alternate Base Rate changes. Changes in the rate of interest on that portion of the Loans maintained as Floating Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. Each Advance of Eurodollar Rate Loans shall bear interest from and including the first day of the Interest Period applicable thereto to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Advance, changing when and as the Applicable Margin changes. Changes in the rate of interest on that portion of the Loans maintained as Eurodollar Rate Loans will take effect simultaneously with each change in the Applicable Margin. Section 2.08 Minimum Amount of Each Advance. Each Advance (other than an Advance to repay Swing Line Loans or a Reimbursement Obligation) shall be in the minimum amount of $10,000,000 (and in multiples of $1,000,000 if in excess thereof); provided, however, that any Advance of Floating Rate Loans may be in the amount of the unused Aggregate Revolving Loan Commitment. 68 602756140.3 #93952955v3

Amendment shall become effective unless the Borrower shall have delivered to the Administrative Agent such legal opinions, board resolutions, secretary’s certificates, officer’s certificates, reaffirmation agreements and other documents as shall reasonably be requested by the Administrative Agent in connection therewith. The Administrative Agent shall promptly notify each Term Lender and Revolving Lender as to the effectiveness of each Extension Agreement. Section 2.21 Repayment of Term Loans. (a) The Borrower shall repay the Term Loans on the first Business Day following the last day of each March, June, September and December, beginning with the first Business Day following the end of the first full fiscal quarter of the Borrower ending after the Closing Date and ending with the last such day to occur prior to the Term Loan Maturity Date, in an aggregate principal amount for each such date equal to 0.25% of the aggregate principal amount of the Term Loans funded on (x) the Closing Date and (y) the 2021 Incremental Effective Date. (b) [Reserved.] (c) The Borrower shall repay Incremental Term Loans (other than the 2021 Incremental Term Loans) in such amounts and on such date or dates as shall be specified therefor in the Incremental Term Loan Amendment (as such amounts may be adjusted pursuant to such Incremental Term Loan Amendment or pursuant to an Increasing Lender Supplement). The Borrower shall repay Extended Term Loans in such amounts and on such date or dates as shall be specified therefore in the Extension Agreement establishing such Extended Term Loans. (d) Any prepayment of a Term Loan of any Class pursuant to Section 2.04 (other than Section 2.04(c)) shall be applied to reduce the subsequent scheduled repayments of the Term Loans of such Class to be made pursuant to this Section 2.21 in direct order against the remaining scheduled installments of principal due in respect of the Term Loans under this Section 2.21; provided that any prepayment of a Term Loan of any Class made pursuant to Section 2.04(a) shall be applied to reduce the subsequent scheduled repayments of Advances of such Class to be made pursuant to this Section 2.21 in the manner specified by the Borrower in the applicable notice of prepayment (or, if no such specification is made therein, in direct order as provided above). Section 2.22 Refinancing Facilities. (a) At any time after the Closing Date, the Borrower shall have the right to refinance, renew and/or replace (i) [reserved], (ii) all of the Term Loans then outstanding and/or (iii) all or any portion of any Revolving Loan Commitments then in effect or any outstanding Revolving Loans (including any Refinancing Revolving Credit Commitments and Refinancing Revolving Loans) (clauses (i), (ii) and (iii) above, together, “Refinanced Debt”) with (x) (A) in the case of clause (i) or clause (ii) above, one or more new term loan 75 602756140.3 #93952955v3 principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or law), and when the Mortgages have been filed in the jurisdictions specified therein, the Mortgages will constitute a fully perfected security interest in all right, title and interest of the mortgagors in the Mortgaged Properties and the proceeds thereof, prior and superior in right to any other Person, but subject to Liens permitted under Section 7.03(b). (c) Upon the recordation of the IP Security Agreements with the United States Patent and Trademark Office or the United States Copyright Office, as applicable, against the registrations and applications for Intellectual Property listed or required to be listed in the schedules to the IP Security Agreements, and the filing of the UCC financing statements referred to in paragraph (a) of this Section 6.21, the security interest created under the Collateral Agreement will constitute a fully perfected security interest in all right, title and interest of the Loan Parties in the Intellectual Property owned or controlled by the Borrower and each of its Restricted Subsidiaries in which a security interest may be perfected by filing with the United States Patent and Trademark Office or the United States Copyright Office, in each case prior and superior in right to any other Person, but subject to Liens permitted under Section 7.03(b) (it being understood that subsequent recordings in the United States Patent and Trademark Office or the United States Copyright Office may be necessary to perfect a security interest in such Intellectual Property acquired by the Loan Parties after the Closing Date). (d) [Reserved]. Section 6.22 Use of Proceeds. On the Closing Date, (a) the Term Loans will be used to finance in part the repayment in full of all outstanding term loans under the Existing Credit Agreement, (b) a portion of the Revolving Loans, in an amount equal to the outstanding letters of credit issued under the Existing Credit Agreement, will be used to roll such outstanding letters of credit into the Credit Agreement so that the letters of credit will be deemed to be issued under the Revolving Facility and (c) proceeds of the Term Loans and/or the Revolving Loans will be used (i) to refinance any revolving loans outstanding under the Existing Credit Agreement and (ii) for the payment of fees and expenses in connection with the foregoing. The Revolving Facility will be available to provide for the ongoing working capital requirements of the Company and its subsidiaries and for general corporate purposes. The proceeds of the 2021 Incremental Term Loans shall be used (i) to repay in full the Existing 2027 Notes (together with accrued interest thereon), (ii) to pay fees and expenses incurred in connection with transactions contemplated by the 2021 Incremental Term Loan Amendment No. 1 and (iii) for general corporate purposes. Section 6.23 Brokers. No Loan Party utilized the services of any broker or finder in connection with obtaining financing from the Lenders under this Agreement and no brokerage commission or finder’s fee is payable by the Borrower or any of its Restricted Subsidiaries in connection herewith. Section 6.24 Patriot Act. The Borrower and each of its Subsidiaries are in compliance with the PATRIOT Act in all material respects. Section 6.25 Status as Senior Obligations. The Obligations are “Senior Debt,” “Senior Indebtedness,” “Guarantor Senior Debt” or “Senior Secured Financing” (or any comparable term) 99 602756140.3 #93952955v3

Participant is made with the Borrower’s prior written consent. A Participant that would be a Foreign Lender if it were a Lender shall not be entitled to the benefits of Section 4.05 unless such Participant agrees to comply with Section 4.05 as though it were a Lender (it being understood that the documentation required under Section 4.05(g) shall be delivered to the participating Lender). Each Lender that sells a participation shall, acting solely for this purpose as a nonfiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in the obligations under this Agreement) except to the extent that such disclosure is necessary to establish that such interest is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. Section 13.03 Assignments. (a) Consents. (i) Subject to the conditions set forth in paragraph (b) below, any Lender may assign to one or more assignees (other than any Disqualified Lender, any Defaulting Lender or its Lender Parent or Subsidiaries, any natural person and, except as provided in Section 13.03(g) below, the Borrower or any of its Subsidiaries) (the “Purchasers”) all or a portion of its rights and obligations under this Agreement (including all or a portion of its Commitments and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld) of: (A) the Borrower; provided that no consent of Borrower shall be required (x) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, (y) for an assignment by any Lender as of the (I) Closing Date in connection with the primary syndication of the Term Facilities or the Revolving Facility to Lenders selected by such Lenders in consultation with the Borrower and (II) 2021 Incremental Effective Date in connection with the primary syndication of the 2021 Incremental Term Loans to Lenders selected by such Lenders in consultation with the Borrower and (z) if a Default under Sections 8.01(a), 8.01(e), or 8.01(f) has occurred and is continuing, for any other assignment; provided, further that the Borrower shall be deemed to have consented to any such assignment unless it shall object thereto by written notice to the Administrative Agent within five (5) Business Days after having received notice thereof; and (B) the Administrative Agent; provided that no consent of the Administrative Agent shall be required for an assignment of any Loan to a Lender, an Affiliate of a Lender or an Approved Fund; and 152 602756140.3 #93952955v3